Exhibit 99.1

Press Release	Source: Ultra Clean Holdings, Inc.

Ultra Clean Reports Second Quarter 2024 Financial Results

HAYWARD, Calif., July 25, 2024 /PRNewswire/ Ultra Clean Holdings, Inc. (Nasdaq: UCTT), today reported its financial results for the second quarter ended June 28, 2024.

“UCT executed well in Q2 due to ongoing strength in demand from the domestic China market and customers supplying High Bandwidth Memory and equipment supporting advanced packaging for AI applications,” said Jim Scholhamer, CEO, “UCT’s broad portfolio and strategic footprint are supporting our customers’ technology roadmaps in 2024 and will enable us to accelerate growth as the market strengthens.”

Second Quarter 2024 GAAP Financial Results
Total revenue was $516.1 million. Products contributed $452.7 million and Services added $63.4 million. Total gross margin was 17.1%, operating margin was 4.4%, and net income was $19.1 million or $0.42 per diluted share. This compares to total revenue of $477.7 million, gross margin of 17.3%, operating margin of 3.6%, and net loss of $(9.4) million or $(0.21) per diluted share, in the prior quarter.

Second Quarter 2024 Non-GAAP Financial Results
On a non-GAAP basis, gross margin was 17.7%, operating margin was 6.9%, and net income was $14.4 million or $0.32 per diluted share. This compares to gross margin of 17.9%, operating margin of 6.5%, and net income of $12.1 million or $0.27 per diluted share in the prior quarter.

Third Quarter 2024 Outlook
The Company expects revenue in the range of $490 million to $540 million. The Company expects GAAP diluted net income (loss) per share to be between $(0.07) and $0.13 and non-GAAP diluted net income per share to be between $0.22 and $0.42.

Conference Call
The conference call and webcast will take place on Thursday, July 25, 2024 at 1:45 p.m. PT and can be accessed by dialing 1-800-836-8184 or 1-646-357-8785. No passcode is required. A replay of the call will be available by dialing 1-888-660-6345 or 1-646-517-4150 and entering the confirmation code 53952#. The Webcast will be available on the Investor Relations section of the Company's website at http://uct.com/investors/events/.

About Ultra Clean Holdings, Inc.
Ultra Clean Holdings, Inc. is a leading developer and supplier of critical subsystems, components, parts, and ultra-high purity cleaning and analytical services, primarily for the semiconductor industry. Under its Products division, UCT offers its customers an integrated outsourced solution for major subassemblies, improved design-to-delivery cycle times, design for manufacturability, prototyping, and high-precision manufacturing. Under its Services Division, UCT offers its customers tool chamber parts cleaning and coating, as well as micro-contamination analytical services. Ultra Clean is headquartered in Hayward, California. Additional information is available at www.uct.com.

Use of Non-GAAP Measures
In addition to providing results that are determined in accordance with Generally Accepted Accounting Principles in the United States of America ("GAAP"), management uses non-GAAP gross margin, non-GAAP operating margin and non-GAAP net income to evaluate the Company's operating and financial results. We believe the presentation of non-GAAP results is useful to investors for analyzing our core business and business trends and comparing performance to prior periods, along with enhancing investors' ability to view the Company's results from management's perspective. The presentation of this additional information should not be considered a substitute for results prepared in accordance with GAAP. Tables presenting reconciliations from GAAP results to non-GAAP results are included at the end of this press release.

The Company defines non-GAAP net income as net loss before amortization of intangible assets, stock-based compensation, restructuring charges, acquisition activity costs, fair value adjustments, debt refinancing costs and the tax effects of the foregoing adjustments.

A reconciliation of our guidance for non-GAAP net income per diluted share for the subsequent quarter is not available due to fluctuations in the geographic mix of our earnings from quarter to quarter, which impacts our tax rate and cannot be reasonably predicted or determined. As a result, such reconciliation is not available without unreasonable efforts and we are unable to determine the probable significance of the unavailable information.

Safe Harbor Statement
The foregoing information contains, or may be deemed to contain, "forward-looking statements" (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect our current views with respect to future events and financial performance. We use words such as "anticipates," “projection,” “outlook,” “forecast,” "believes," "plan," "expect," "future," "intends," "may," "will," "estimates," “see,” "predicts," “should” and similar expressions to identify these forward-looking statements. Forward looking statements included in this press release include our expectations about the semiconductor capital equipment market and outlook. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those identified in "Risk Factors,” "Management's Discussion and Analysis of Financial Condition and Results of Operations'' and elsewhere in our annual report on Form 10-K for the year ended December 29, 2023, as filed with the Securities and Exchange Commission. Ultra Clean Holdings, Inc. undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

Contact:
Rhonda Bennetto
SVP Investor Relations
rbennetto@uct.com

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited; in millions, except per share data)

	Three Months Ended		Six Months Ended
	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023
Revenues:
Product	$452.7	$362.5	$871.2	$731.1
Services	63.4	59.0	122.7	123.7
Total revenues	516.1	421.5	993.9	854.8
Cost of revenues:
Product	383.9	311.1	738.0	626.2
Services	43.7	42.3	84.8	87.5
Total cost revenues	427.6	353.4	822.8	713.7
Gross margin	88.5	68.1	171.1	141.1
Operating expenses:
Research and development	7.1	7.2	14.1	14.3
Sales and marketing	14.8	12.7	28.5	25.8
General and administrative	43.7	35.6	88.3	76.0
Total operating expenses	65.6	55.5	130.9	116.1
Income from operations	22.9	12.6	40.2	25.0
Interest income	1.4	0.8	2.8	1.3
Interest expense	(11.7)	(11.8)	(23.9)	(23.6)
Other income (expense), net	17.4	(1.5)	13.5	1.3
Income before provision for income taxes	30.0	0.1	32.6	4.0
Provision for income taxes	8.5	8.3	18.4	11.8
Net income (loss)	21.5	(8.2)	14.2	(7.8)
Less: Net income attributable to noncontrolling interests	2.4	1.2	4.5	5.0
Net income (loss) attributable to UCT	$19.1	$(9.4)	$9.7	$(12.8)

Net income (loss) per share attributable to UCT common stockholders:
Basic	$0.43	$(0.21)	$0.22	$(0.29)
Diluted	$0.42	$(0.21)	$0.21	$(0.29)
Shares used in computing net income (loss) per share:
Basic	44.9	44.7	44.7	44.8
Diluted	45.4	44.7	45.3	44.8

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited; in millions)

	June 28, 2024	December 29, 2023
ASSETS
Current assets:
Cash and cash equivalents	$319.5	$307.0
Accounts receivable, net of allowance for credit losses	206.9	180.8
Inventories	399.9	374.5
Prepaid expenses and other current assets	34.5	30.9
Total current assets	960.8	893.2
Property, plant and equipment, net	326.6	328.3
Goodwill	265.2	265.2
Intangible assets, net	200.0	215.3
Deferred tax assets, net	3.1	3.1
Operating lease right-of-use assets	161.3	151.7
Other non-current assets	10.3	10.9
Total assets	$1,927.3	$1,867.7
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Bank borrowings	$16.3	$17.6
Accounts payable	229.0	192.9
Accrued compensation and related benefits	49.2	47.7
Operating lease liabilities	18.7	18.1
Other current liabilities	38.2	33.7
Total current liabilities	351.4	310.0
Bank borrowings, net of current portion	478.3	461.2
Deferred tax liabilities	18.9	19.0
Operating lease liabilities	152.4	143.0
Other liabilities	14.6	37.3
Total liabilities	1,015.6	970.5
Equity:
UCT stockholders’ equity:
Common stock	503.3	496.6
Retained earnings	356.4	346.7
Accumulated other comprehensive loss	(7.4)	(4.4)
Total UCT stockholders' equity	852.3	838.9
Noncontrolling interests	59.4	58.3
Total equity	911.7	897.2
Total liabilities and equity	$1,927.3	$1,867.7

ULTRA CLEAN HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited; in millions)

	Six Months Ended
	June 28, 2024	June 30, 2023
Cash flows from operating activities:
Net income (loss)	$14.2	$(7.8)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	22.7	18.2
Amortization of intangible assets	15.3	11.4
Stock-based compensation	8.0	4.7
Amortization of debt issuance costs	1.9	1.9
Change in the fair value of financial instruments	(22.6)	(0.2)
Deferred income taxes	(0.5)	(0.6)
Loss (gain) on sale of property, plant and equipment	0.1	(0.4)
Changes in assets and liabilities:
Accounts receivable	(26.1)	75.1
Inventories	(25.4)	45.1
Prepaid expenses and other current assets	(1.5)	5.2
Other non-current assets	0.7	(0.3)
Accounts payable	41.4	(62.6)
Accrued compensation and related benefits	1.5	(12.5)
Income taxes payable	1.4	(4.3)
Operating lease assets and liabilities	0.5	(2.9)
Other liabilities	1.4	(5.6)
Net cash provided by operating activities	33.0	64.4
Cash flows from investing activities:
Purchases of property, plant and equipment	(31.0)	(47.0)
Proceeds from sale of equipment	0.1	0.5
Net cash used in investing activities	(30.9)	(46.5)
Cash flows from financing activities:
Proceeds from bank borrowings	67.7	—
Proceeds from issuance of common stock	0.9	—
Extinguishment of debt	(44.2)	—
Principal payments on bank borrowings	(7.1)	(30.9)
Payment of debt issuance costs	(2.5)	—
Employees' taxes paid upon vesting of restricted stock units	(2.2)	(2.2)
Payments of dividends to a joint venture shareholder	(0.1)	(0.1)
Repurchase of shares	—	(23.7)
Net cash provided by (used in) financing activities	12.5	(56.9)
Effect of exchange rate changes on cash and cash equivalents	(2.1)	1.0
Net increase (decrease) in cash and cash equivalents	12.5	(38.0)
Cash and cash equivalents at beginning of period	307.0	358.8
Cash and cash equivalents at end of period	$319.5	$320.8

ULTRA CLEAN HOLDINGS, INC.
REPORTABLE SEGMENTS
GAAP TO NON-GAAP RECONCILIATION
(Unaudited; dollars in millions)

	GAAP			Non-GAAP
	Three Months Ended			Three Months Ended
	June 28, 2024			June 28, 2024
	Products	Services	Consolidated	Products	Services	Consolidated
Revenues	$452.7	$63.4	$516.1	$452.7	$63.4	$516.1
Gross profit	$68.8	$19.7	$88.5	$70.8	$20.7	$91.5
Gross margin	15.2%	31.1%	17.1%	15.6%	32.7%	17.7%
Income from operations	$18.8	$4.1	$22.9	$28.2	$7.5	$35.7
Operating margin	4.2%	6.5%	4.4%	6.2%	11.8%	6.9%

				Three Months Ended
				June 28, 2024
				Products	Services	Consolidated
Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis				$68.8	$19.7	$88.5
Amortization of intangible assets (1)				1.3	1.0	2.3
Stock-based compensation expense (2)				0.5	—	0.5
Restructuring charges (3)				0.2	—	0.2
Non-GAAP gross profit				$70.8	$20.7	$91.5

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis				15.2%	31.1%	17.1%
Amortization of intangible assets (1)				0.3%	1.6%	0.5%
Stock-based compensation expense (2)				0.1%	—%	0.1%
Restructuring charges (3)				0.0%	—%	0.0%
Non-GAAP gross margin				15.6%	32.7%	17.7%

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis				$18.8	$4.1	$22.9
Amortization of intangible assets (1)				4.7	2.9	7.6
Stock-based compensation expense (2)				4.2	0.5	4.7
Restructuring charges (3)				0.5	—	0.5
Non-GAAP income from operations				$28.2	$7.5	$35.7

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis				4.2%	6.5%	4.4%
Amortization of intangible assets (1)				1.0%	4.5%	1.5%
Stock-based compensation expense (2)				0.9%	0.8%	0.9%
Restructuring charges (3)				0.1%	—%	0.1%
Non-GAAP operating margin				6.2%	11.8%	6.9%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention and costs related to facility closures

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended
	June 28, 2024	June 30, 2023	March 29, 2024
Reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income (in millions)
Reported net income (loss) attributable to UCT on a GAAP basis	$19.1	$(9.4)	$(9.4)
Amortization of intangible assets (1)	7.6	5.5	7.7
Stock-based compensation expense (2)	4.7	1.3	3.9
Restructuring charges (3)	0.5	2.4	1.8
Acquisition related costs (4)	—	0.1	0.3
Fair value related adjustments (5)	(24.1)	1.6	1.3
Debt refinancing costs expensed (6)	3.6	—	—
Legal-related costs (7)	—	(0.9)	—
Income tax effect of non-GAAP adjustments (8)	1.9	(1.6)	(3.0)
Income tax effect of valuation allowance (9)	1.1	8.1	9.5
Non-GAAP net income attributable to UCT	$14.4	$7.1	$12.1

Reconciliation of GAAP Income from operations to Non-GAAP Income from operations (in millions)
Reported income from operations on a GAAP basis	$22.9	$12.6	$17.3
Amortization of intangible assets (1)	7.6	5.5	7.7
Stock-based compensation expense (2)	4.7	1.3	3.9
Restructuring charges (3)	0.5	2.4	1.8
Acquisition related costs (4)	—	0.1	0.3
Legal-related costs (7)	—	(0.9)	—
Non-GAAP income from operations	$35.7	$21.0	$31.0

Reconciliation of GAAP Operating margin to Non-GAAP Operating margin
Reported operating margin on a GAAP basis	4.4%	3.0%	3.6%
Amortization of intangible assets (1)	1.5%	1.3%	1.6%
Stock-based compensation expense (2)	0.9%	0.3%	0.8%
Restructuring charges (3)	0.1%	0.6%	0.4%
Acquisition related costs (4)	—%	0.0%	0.1%
Legal-related costs (7)	—%	(0.2)%	—%
Non-GAAP operating margin	6.9%	5.0%	6.5%

Reconciliation of GAAP Gross profit to Non-GAAP Gross profit (in millions)
Reported gross profit on a GAAP basis	$88.5	$68.1	$82.6
Amortization of intangible assets (1)	2.3	1.5	2.3
Stock-based compensation expense (2)	0.5	0.5	0.6
Restructuring charges (3)	0.2	0.4	—
Non-GAAP gross profit	$91.5	$70.5	$85.5

Reconciliation of GAAP Gross margin to Non-GAAP Gross margin
Reported gross margin on a GAAP basis	17.1%	16.2%	17.3%
Amortization of intangible assets (1)	0.5%	0.3%	0.5%

Stock-based compensation expense (2)	0.1%	0.1%	0.1%
Restructuring charges (3)	0.0%	0.1%	—%
Non-GAAP gross margin	17.7%	16.7%	17.9%

Reconciliation of GAAP Other income (expense), net to Non-GAAP Other income (expense), net (in millions)
Reported Other income (expense), net on a GAAP basis	$17.4	$(1.5)	$(3.8)
Fair value related adjustments (5)	(24.1)	2.9	1.3
Debt refinancing costs expensed (6)	3.6	—	—
Non-GAAP Other income (expense), net	$(3.1)	$1.4	$(2.5)

Reconciliation of GAAP Income (Loss) Per Diluted Share to Non-GAAP Earnings Per Diluted Share
Reported net income (loss) on a GAAP basis	$0.42	$(0.21)	$(0.21)
Amortization of intangible assets (1)	0.17	0.12	0.17
Stock-based compensation expense (2)	0.10	0.03	0.09
Restructuring charges (3)	0.01	0.05	0.04
Acquisition related costs (4)	—	0.01	0.01
Fair value related adjustments (5)	(0.53)	0.04	0.03
Debt refinancing costs expensed (6)	0.08	—	—
Legal-related costs (7)	—	(0.02)	—
Income tax effect of non-GAAP adjustments (8)	0.04	(0.04)	(0.07)
Income tax effect of valuation allowance (9)	0.03	0.18	0.21
Non-GAAP net earnings	$0.32	$0.16	$0.27
Weighted average number of diluted shares (in millions) on a non-GAAP basis	45.4	45.0	45.1

ULTRA CLEAN HOLDINGS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP EFFECTIVE INCOME TAX RATE

	Three Months Ended
	June 28, 2024	June 30, 2023	March 29, 2024
Provision for income taxes on a GAAP basis	$8.5	$8.3	$9.9
Income tax effect of non-GAAP adjustments (8)	(1.9)	1.6	3.0
Income tax effect of valuation allowance (9)	(1.1)	(8.1)	(9.5)
Non-GAAP provision for income taxes	$5.5	$1.8	$3.4

Income before income taxes on a GAAP basis	$30.0	$0.1	$2.7
Amortization of intangible assets (1)	7.6	5.5	7.7
Stock-based compensation expense (2)	4.7	1.3	3.9
Restructuring charges (3)	0.5	2.4	1.8
Acquisition related costs (4)	—	0.1	0.3
Fair value related adjustments (5)	(24.1)	2.9	1.3
Debt refinancing costs expensed (6)	3.6	—	—
Legal-related costs (7)	—	(0.9)	—
Non-GAAP income before income taxes	$22.3	$12.3	$17.7
Effective income tax rate on a GAAP basis	28.3%	8300.0%	366.7%
Non-GAAP effective income tax rate	24.7%	14.8%	19.7%

1 Amortization of intangible assets related to the Company's business acquisitions
2 Represents compensation expense for stock granted to employees and directors
3 Represents severance, retention and costs related to facility closures
4 Represents acquisition activity costs
5 Fair value adjustments related to contingent consideration and intercompany loan related to an acquisition, net of $1.3 million loss attributable to noncontrolling interest
6 Represents the third party transaction costs related to the amended credit agreement and the previously capitalized costs of extinguished debt
7 Represents estimated costs related to certain legal proceedings
8 Tax effect of items (1) through (7) above based on the non-GAAP tax rate
9 The Company's GAAP tax expense is generally higher than the Company's non-GAAP tax expense, primarily due to losses in the U.S. with full federal and state valuation allowances. The Company's non-GAAP tax rate and resulting non-GAAP tax expense considers the tax implications as if there was no federal or state valuation allowance position in effect